MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND          Two World Trade Center,
LETTER TO THE SHAREHOLDERS January 31, 2001             New York, New York 10048


DEAR SHAREHOLDER:

The 12-month period ended January 31, 2001 began with technology and high-multiple, new-economy stocks outperforming the broad markets. As it became clear that economic growth was exceeding a level sustainable for the long term, the Federal Reserve Board put through two 25-basis-point interest-rate hikes. An additional 50-basis-point rate hike was implemented during the second quarter, when wage inflation exceeded 4 percent, unemployment fell below 4 percent and energy prices reached heights not seen since the Gulf War. With concern growing that slower earnings and economic growth lay ahead, the markets underwent a sharp rotation out of high-multiple stocks and into long-ignored old-economy issues.

Volatile equity markets and a slowing economy caused the fixed-income market to rally throughout the fiscal year. Interest rates fell to a 10-month low in early April during a flight to quality from plunging technology stocks, and then rebounded higher on reports of rising inflationary pressures, tight labor markets and robust economic conditions. The Federal Reserve's 50-basis-point rate hike in May brought the federal funds rate up to 6.50 percent, a nine-year high. As the equity markets declined, bonds rallied, gaining further momentum as the long-awaited evidence of slowing economic growth emerged.

The Fed moved to an easing bias near the end of 2000, against a backdrop of slowing economic growth coupled with low inflation. In January 2001, the Fed reduced rates by a total of 100 basis points, thus fully offsetting the increases it made earlier in the fiscal year.

PERFORMANCE AND PORTFOLIO

For the period under review, Morgan Stanley Dean Witter Balanced Growth Fund's Class C shares produced a total return of 9.86 percent compared to -0.90 percent for the Standard & Poor's 500 Index (S&P 500) and 13.76 percent for the Lehman Brothers Government/Credit Index. For the same period, the Fund's Class A, B and D shares returned 10.65 percent, 9.83 percent and 10.93 percent, respectively. The performance of

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
LETTER TO THE SHAREHOLDERS January 31, 2001, continued


the Fund's four share classes varies because each has different expenses. The total return figures given assume reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the S&P and Lehman indexes.

As of January 31, 2001, the Fund's net assets exceeded $185 million. The Fund's asset mix is 65 percent equities and 35 percent fixed-income instruments. Since late 1999, the Fund's equity component has shifted its emphasis toward traditional companies that have made serious commitments to e-commerce. With this new orientation in mind, we initiated positions in Electronic Data Systems, Quaker Oats and Sears.

As of January 31, 2001, the Fund's fixed-income assets were invested as follows: 59 percent in mortgage-backed securities, 19 percent in U.S. Treasuries, 16 percent in U.S. agency obligations, 2 percent in U.S. corporate obligations and the balance in cash equivalents. The Fund's fixed-income component continues to be overweighted in mortgage-backed securities. Narrower spreads, along with a diminished supply of those securities, buoyed the mortgage-backed market. During the year, we increased the Fund's concentration in U.S. Treasuries while reducing its exposure to U.S. agencies. Rapidly deteriorating economic conditions combined with the budget surplus to propel the Treasury markets, making Treasuries one of the best-performing asset classes of the past 12 months.


LOOKING AHEAD

We continue to believe that the long-term outlook for the financial markets and the economy is favorable. The market has once again favored reasonably priced, high-quality companies that meet our investment criteria, and we are hopeful that this trend will continue for some time. We believe that the Fed's recent moves to lower interest rates could lead to even lower interest rates in the coming year. Adjustments to the Fund's portfolio will be made as conditions warrant and attractive opportunities become available.

We appreciate your support of Morgan Stanley Dean Witter Balanced Growth Fund and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
FUND PERFORMANCE January 31, 2001

                          GROWTH OF $10,000 - CLASS C
                                ($ in Thousands)

     DATE                 TOTAL         S&P 500        LEHMAN
     ----                 -----         -------        ------
March 28, 1995           $10,000        $10,000        $10,000
March 31, 1995            $9,980         $9,957         $9,985
April 30, 1995           $10,230        $10,260        $10,124
July 31, 1995            $11,002        $11,277        $10,592
October 31, 1995         $11,138        $11,738        $10,996
January 31, 1996         $12,213        $12,912        $11,412
April 30, 1996           $12,427        $13,354        $11,000
July 31, 1996            $12,301        $13,139        $11,154
October 31, 1996         $13,246        $14,562        $11,589
January 31, 1997         $13,854        $16,305        $11,684
April 30, 1997           $14,163        $16,699        $11,739
July 31, 1997            $16,165        $19,979        $12,358
October 31, 1997         $16,012        $19,230        $12,610
January 31, 1998         $16,600        $20,691        $12,990
April 30, 1998           $17,993        $23,551        $13,069
July 31, 1998            $17,715        $23,831        $13,354
October 31, 1998         $17,857        $23,458        $13,906
January 31, 1999         $19,294        $27,412        $14,122
April 30, 1999           $20,317        $28,692        $13,890
July 31, 1999            $19,752        $28,647        $13,665
October 31, 1999         $19,236        $29,478        $13,813
January 31, 2000         $18,881        $30,248        $13,718
April 30, 2000           $18,751        $31,598        $14,022
July 31, 2000            $18,223        $31,217        $14,447
October 31, 2000         $19,415        $31,271        $14,798
January 31, 2001         $20,741(3)     $29,976        $15,605

     --- Fund       --- S&P 500(4)      --- Lehman Index(5)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS B, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS C SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                        CLASS A SHARES*
---------------------------------------------------------------
PERIOD ENDED 1/31/01
---------------------------
1 Year                              10.65%(1)         4.84%(2)
Since Inception (7/28/97)            8.65%(1)         7.00%(2)
                        CLASS B SHARES**
---------------------------------------------------------------
PERIOD ENDED 1/31/01
---------------------------
1 Year                               9.83%(1)        4.83%(2)
Since Inception (7/28/97)            7.81%(1)        7.38%(2)
                        CLASS C SHARES+
---------------------------------------------------------------
PERIOD ENDED 1/31/01
---------------------------
1 Year                              9.86%(1)        8.86%(2)
5 Years                            11.17%(1)       11.17%(2)
Since Inception (3/28/95)          13.29%(1)       13.29%(2)
                        CLASS D SHARES++
---------------------------------------------------------------
PERIOD ENDED 1/31/01
---------------------------
1 Year                              10.93%(1)
Since Inception (7/28/97)            8.88%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value assuming a complete redemption on January 31, 2001.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.
(5) The Lehman Brothers U.S. Government/Credit Index (formerly Lehman Brothers Government/Corporate Index) tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
*     The maximum front-end sales charge for Class A shares is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B shares is 5.0%. The CDSC declines to 0% after six years.
+ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
++    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 2001

NUMBER OF
 SHARES                                                          VALUE
-------------------------------------------------------------------------------
                    COMMON STOCKS (64.8%)
                    Aluminum (2.5%)
 128,000            Alcoa, Inc. .........................   $    4,702,720
                                                            --------------
                    Auto Parts: O.E.M. (2.3%)
 295,000            Delphi Automotive Systems Corp.......        4,354,200
                                                            --------------
                    Beverages: Non-Alcoholic (2.1%)
  90,000            PepsiCo, Inc ........................        3,966,300
                                                            --------------
                    Chemicals: Major Diversified (2.4%)
 100,000            Du Pont (E.I.) de Nemours & Co., Inc.        4,371,000
                                                            --------------
                    Computer Processing Hardware (2.4%)
  40,000            International Business Machines Corp.        4,480,000
                                                            --------------
                    Department Stores (2.5%)
 120,000            Sears, Roebuck & Co. ................        4,650,000
                                                            --------------
                    Discount Stores (2.5%)
 123,000            Target Corp. ........................        4,671,540
                                                            --------------
                    Electric Utilities (4.3%)
  69,000            Exelon Corp. ........................        4,175,190
 120,000            GPU, Inc. ...........................        3,843,600
                                                            --------------
                                                                 8,018,790
                                                            --------------
                    Financial Conglomerates (2.4%)
  78,000            Citigroup, Inc. .....................        4,365,660
                                                            --------------
                    Food: Major Diversified (2.3%)
  44,000            Quaker Oats Company (The) ...........        4,180,000
                                                            --------------
                    Forest Products (2.4%)
  83,000            Weyerhaeuser Co. ....................        4,357,500
                                                            --------------
                    Household/Personal Care (2.3%)
  58,000            Procter & Gamble Co. (The) ..........        4,166,720
                                                            --------------
                    Industrial Conglomerates (6.8%)
  91,000            General Electric Co. ................        4,186,000
  38,000            Minnesota Mining & Manufacturing Co..        4,204,700
  56,000            United Technologies Corp ............        4,198,880
                                                            --------------
                                                                12,589,580
                                                            --------------
                    Information Technology Services (2.2%)
  75,000            Electronic Data Systems Corp. .......        4,173,750
                                                            --------------
                    Major Banks (4.6%)
  82,500            Bank of America Corp ................        4,440,150
 152,000            KeyCorp .............................        4,052,320
                                                            --------------
                                                                 8,492,470
                                                            --------------
                    Major Telecommunications (2.3%)
 180,000            AT&T Corp ...........................   $    4,318,200
                                                            --------------
                    Motor Vehicles (4.6%)
 160,000            Ford Motor Co. ......................        4,510,400
  75,000            General Motors Corp. ................        4,027,500
                                                            --------------
                                                                 8,537,900
                                                            --------------
                    Oil & Gas Pipelines (2.3%)
  54,500            Enron Corp. .........................        4,360,000
                                                            --------------
                    Other Metals/Minerals (2.2%)
  88,000            Phelps Dodge Corp. ..................        4,083,200
                                                            --------------
                    Pharmaceuticals: Major (2.2%)
  65,000            Bristol-Myers Squibb Co .............        4,022,850
                                                            --------------
                    Railroads (2.5%)
 153,000            CSX Corp. ...........................        4,666,500
                                                            --------------
                    Semiconductors (2.4%)
 120,500            Intel Corp. .........................        4,458,500
                                                            --------------
                    Trucks/Construction/Farm
                      Machinery (2.3%)
 100,000            Deere & Co. .........................        4,292,000
                                                            --------------
                    TOTAL COMMON STOCKS
                    (Cost $99,845,844)...................      120,279,380
                                                            --------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
------------
                    CORPORATE BONDS (0.8%)
                    Electric Utilities (0.1%)
$    200            Florida Power & Light Co.
                      7.05% due 12/01/26 ................          185,142
                                                            --------------
                    Financial Conglomerates (0.4%)
     500            Associates Corp. of North America
                      6.25% due 11/01/08 ................          488,375
     150            General Electric Capital Corp.
                      8.85% due 04/01/05 ................          167,472
                                                            --------------
                                                                   655,847
                                                            --------------
                    Industrial Conglomerates (0.1%)
     100            Minnesota Mining & Manufacturing Co.
                      6.375% due 02/15/28 ...............           96,977
                                                            --------------
                    Motor Vehicles (0.1%)
     200            General Motors Corp.
                      8.10% due 06/15/24 ................          204,928
                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 2001, continued

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                                       VALUE
--------------------------------------------------------------------------
                     Trucks/Contruction/Farm Machinery (0.1%)
   $  200            Caterpillar, Inc.
                       9.375% due 03/15/21 .................   $    247,644
                                                               ------------
                     TOTAL CORPORATE BONDS
                     (Cost $1,430,889)......................      1,390,538
                                                               ------------
                     U.S. GOVERNMENT & AGENCY
                     OBLIGATIONS (11.9%)
                     Federal Home Loan Banks
      595              0.00% due 02/25/04 ..................        505,339
    1,000              5.88% due 11/25/08 ..................        982,160
    1,000              5.96% due 02/05/08 ..................      1,010,460
                                                               ------------
                                                                  2,497,959
                                                               ------------
                     Federal National Mortgage Assoc.
      183              0.00% due 02/01/04 ..................        155,717
      875              6.34% due 02/04/08 ..................        876,802
      100              6.48% due 06/28/04 ..................        103,562
    1,000              6.55% due 11/21/07 ..................      1,010,050
    3,500              6.625% due 10/15/07-11/15/10.........      3,700,295
      500              6.75% due 07/30/07 ..................        507,515
                                                               ------------
                                                                  6,353,941
                                                               ------------
    1,300            Resolution Funding Corp.
                       (Coupon Strips)
                       0.00% due 01/15/06 ..................      1,011,101
                                                               ------------
      298            Tennessee Valley Authority
                       0.00% due 04/15/04 ..................        251,122
                                                               ------------
                     U.S. Treasury Bond
    1,405              7.50% due 11/15/24 ..................      1,745,811
    1,730              12.00% due 08/15/13 .................      2,448,002
                                                               ------------
                                                                  4,193,813
                                                               ------------
                     U.S. Treasury Notes
    1,000              5.75% due 08/15/10 ..................      1,044,220
    1,000              6.00% due 08/15/09 ..................      1,056,840
      800              6.125% due 08/15/07 .................        846,872
    1,000              6.625% due 05/15/07 .................      1,084,270
                                                               ------------
                                                                  4,032,202
                                                               ------------
                     U.S. Treasury Strips
    3,000              0.00% due 08/15/06 ..................      2,293,890
    2,000              0.00% due 11/15/06 ..................      1,511,440
                                                               ------------
                                                                  3,805,330
                                                               ------------
                     TOTAL U.S. GOVERNMENT & AGENCY
                     OBLIGATIONS
                     (Cost $21,387,356).....................     22,145,468
                                                               ------------
                     U.S. GOVERNMENT AGENCY
                     MORTGAGE BACKED SECURITIES (20.6%)
                     Federal Home Loan Mortgage Corp.
   $  304              7.00% due 02/01/28 ..................   $    307,640
      796              7.50% due 06/01/11-08/01/11 .........        819,288
                                                               ------------
                                                                  1,126,928
                                                               ------------
                     Federal National Mortgage Assoc.
    8,125              6.00% due 11/01/04-02/01/29 .........      7,998,794
    1,162              6.50% due 12/01/12-09/01/29 .........      1,158,799
    2,631              7.00% due 03/01/12-02/01/29 .........      2,663,301
    4,500              7.50% due 06/01/25-08/01/29 .........      4,602,949
      201              8.00% due 05/01/24-05/01/25 .........        207,053
        9              8.475% due 05/01/27 .................          9,203
      131              9.50% due 12/01/20 ..................        136,420
                                                               ------------
                                                                 16,776,519
                                                               ------------
                     Government National Mortgage Assoc. I
    2,691              6.00% due 05/15/28-12/15/28 .........      2,642,136
    2,359              6.50% due 08/15/25-05/15/29 .........      2,356,591
    3,222              7.00% due 09/15/23-08/15/30 .........      3,270,925
    1,236              7.50% due 09/15/25-06/15/27 .........      1,268,427
    1,374              8.00% due 04/15/26-08/15/26 .........      1,421,222
                                                               ------------
                                                                 10,959,301
                                                               ------------


                     Government National Mortgage Assoc. II
    7,481              6.50% due 04/20/28-02/20/29 .........      7,408,183
    2,026              7.00% due 02/20/26-06/20/29 .........      2,040,174
                                                               ------------
                                                                  9,448,357
                                                               ------------
                     TOTAL U.S. GOVERNMENT AGENCY
                     MORTGAGE BACKED SECURITIES
                     (Cost $37,983,554).....................     38,311,105
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
PORTFOLIO OF INVESTMENTS January 31, 2001, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                      VALUE
-----------------------------------------------------------
              SHORT-TERM INVESTMENT (a) (1.5%)
              U.S. GOVERNMENT AGENCY
 $  2,750     Student Loan Market Assoc.
              5.58% due 02/01/01
              (Cost $2,750,000)..........   $  2,750,000
                                            ------------

TOTAL INVESTMENTS
(Cost $163,397,643) (b).........    99.6%    184,876,491
OTHER ASSETS IN EXCESS OF
LIABILITIES ....................     0.4         682,159
                                   -----    ------------
NET ASSETS .....................   100.0%   $185,558,650
                                   =====    ============

----------------
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $25,994,234 and the aggregate gross unrealized depreciation is $4,515,386, resulting in net unrealized appreciation of $21,478,848.



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001

ASSETS:
Investments in securities, at value
  (cost $163,397,643) .............................................    $184,876,491
Cash ..............................................................          60,129
Receivable for:
   Interest .......................................................         593,064
   Investments sold ...............................................         466,018
   Dividends ......................................................         233,362
   Shares of beneficial interest sold .............................         232,128
Prepaid expenses and other assets .................................          69,010
                                                                       ------------
   TOTAL ASSETS ...................................................     186,530,202
                                                                       ------------
LIABILITIES:
Payable for:
   Investments purchased ..........................................         397,042
   Shares of beneficial interest repurchased ......................         257,485
   Plan of distribution fee .......................................         156,379
   Investment management fee ......................................          98,205
Accrued expenses and other payables ...............................          62,441
                                                                       ------------
   TOTAL LIABILITIES ..............................................         971,552
                                                                       ------------
   NET ASSETS .....................................................    $185,558,650
                                                                       ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................    $170,707,674
Net unrealized appreciation .......................................      21,478,848
Accumulated undistributed net investment income ...................         989,130
Accumulated net realized loss .....................................      (7,617,002)
                                                                       ------------
   NET ASSETS .....................................................    $185,558,650
                                                                       ============
CLASS A SHARES:
Net Assets ........................................................      $7,439,724
Shares Outstanding (unlimited authorized, $.01 par value) .........         559,802
   NET ASSET VALUE PER SHARE ......................................          $13.29
                                                                             ======
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ................          $14.03
                                                                             ======
CLASS B SHARES:
Net Assets ........................................................     $57,489,802
Shares Outstanding (unlimited authorized, $.01 par value) .........       4,329,048
   NET ASSET VALUE PER SHARE ......................................          $13.28
                                                                             ======
CLASS C SHARES:
Net Assets ........................................................    $117,926,716
Shares Outstanding (unlimited authorized, $.01 par value) .........       8,881,303
   NET ASSET VALUE PER SHARE ......................................          $13.28
                                                                             ======
CLASS D SHARES:
Net Assets ........................................................      $2,702,408
Shares Outstanding (unlimited authorized, $.01 par value) .........         203,557
   NET ASSET VALUE PER SHARE ......................................          $13.28
                                                                             ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended January 31, 2001

NET INVESTMENT INCOME:
INCOME
Interest ..........................................   $ 4,778,837
Dividends .........................................     3,214,908
                                                      -----------
   TOTAL INCOME ...................................     7,993,745
                                                      -----------
EXPENSES
Plan of distribution fee (Class A shares) .........        12,560
Plan of distribution fee (Class B shares) .........       635,304
Plan of distribution fee (Class C shares) .........     1,235,544
Investment management fee .........................     1,201,767
Transfer agent fees and expenses ..................       225,513
Shareholder reports and notices ...................        75,669
Professional fees .................................        59,251
Registration fees .................................        46,334
Custodian fees ....................................        27,665
Trustees' fees and expenses .......................        12,002
Organizational expenses ...........................         5,213
Other .............................................         9,284
                                                      -----------
   TOTAL EXPENSES .................................     3,546,106
                                                      -----------
   NET INVESTMENT INCOME ..........................     4,447,639
                                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .................................    (6,413,643)
Net change in unrealized appreciation .............    17,381,286
                                                      -----------
   NET GAIN .......................................    10,967,643
                                                      -----------
NET INCREASE ......................................   $15,415,282
                                                      ===========


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR         FOR THE YEAR
                                                               ENDED               ENDED
                                                         JANUARY 31, 2001     JANUARY 31, 2000
                                                         ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ................................     $  4,447,639        $  6,406,107
Net realized gain (loss) .............................       (6,413,643)         29,579,104
Net change in unrealized appreciation ................       17,381,286         (42,371,654)
                                                           ------------        ------------
   NET INCREASE (DECREASE) ...........................       15,415,282          (6,386,443)
                                                           ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares ....................................         (190,699)           (169,618)
   Class B shares ....................................       (1,363,590)         (2,006,722)
   Class C shares ....................................       (2,796,485)         (3,663,089)
   Class D shares ....................................          (91,294)            (75,592)
Net realized gain
   Class A shares ....................................         (318,133)           (584,845)
   Class B shares ....................................       (3,524,302)         (9,188,841)
   Class C shares ....................................       (6,864,295)        (16,779,533)
   Class D shares ....................................         (159,508)           (263,468)
                                                           ------------        ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................      (15,308,306)        (32,731,708)
                                                           ------------        ------------
Net decrease from transactions in shares of beneficial
  interest ...........................................      (75,550,888)         (8,199,933)
                                                           ------------        ------------
   NET DECREASE ......................................      (75,443,912)        (47,318,084)

NET ASSETS:
Beginning of period ..................................      261,002,562         308,320,646
                                                           ------------        ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $989,130 and $1,028,219, respectively) ............     $185,558,650        $261,002,562
                                                           ============        ============


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2001


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Balanced Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth with reasonable current income. The Fund seeks to achieve its objective by investing in common stock of companies which have a record of paying dividends and have the potential for increasing dividends, securities convertible into common stock and in investment grade fixed income securities. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2001, continued


pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES - The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $171,000, of which approximately $141,000 have been reimbursed by the Fund. Such expenses have been deferred and were fully amortized as of March 27, 2000.

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2001, continued


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million and 0.575% to the portion of daily net assets in excess of $500 million.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $2,077,808 at January 31, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.97%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $133,168 and $10,645, respectively and received $21,352 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2001, continued


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended January 31, 2001 aggregated $66,653,306, and $157,299,811, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities in the amount of $18,056,703 and $51,486,044, respectively.

For the year ended January 31, 2001, the Fund incurred brokerage commissions of $9,935 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended January 31, 2001, the Fund incurred brokerage commissions of $60,923, with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At January 31, 2001, the Fund's receivable for investments sold included unsettled trades with DWR of $397,042.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.


5. FEDERAL INCOME TAX STATUS

As of January 31, 2001, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales.

At January 31, 2001, the Fund had a net capital loss carryover of approximately $3,279,000 which will be available through January 31, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $90,000 during fiscal 2001.

As of January 31, 2001, the Fund had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to gains on paydowns and nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $5,529, accumulated undistributed net investment income was charged $44,660 and accumulated net realized loss was credited $50,189.

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
NOTES TO FINANCIAL STATEMENTS January 31, 2001, continued


6. CHANGE IN ACCOUNTING POLICY

Effective February 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of January 31, 2001.


7. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                        FOR THE YEAR                     FOR THE YEAR
                                                            ENDED                            ENDED
                                                      JANUARY 31, 2001                 JANUARY 31, 2000
                                              --------------------------------- -------------------------------
                                                   SHARES           AMOUNT            SHARES          AMOUNT
                                              --------------- -----------------  --------------- ---------------
CLASS A SHARES
Sold ........................................       213,170     $   2,665,837          457,031    $   6,829,861
Reinvestment of dividends and distributions .        40,457           479,150           48,583          659,711
Redeemed ....................................      (175,110)       (2,219,611)        (268,786)      (3,857,460)
                                                   --------     -------------         --------    -------------
Net increase - Class A ......................        78,517           925,376          236,828        3,632,112
                                                   --------     -------------         --------    -------------
CLASS B SHARES
Sold ........................................     2,576,103        32,393,496        2,180,069       32,477,102
Reinvestment of dividends and distributions .       341,349         4,021,434          671,424        9,166,773
Redeemed ....................................    (5,274,848)      (66,140,209)      (2,811,691)     (40,151,388)
                                                 ----------     -------------       ----------    -------------
Net increase (decrease) - Class B ...........    (2,357,396)      (29,725,279)          39,802        1,492,487
                                                 ----------     -------------       ----------    -------------
CLASS C SHARES
Sold ........................................       252,667         3,210,200        1,064,467       15,862,750
Reinvestment of dividends and distributions .       765,812         9,028,522        1,405,960       19,192,025
Redeemed ....................................    (4,661,941)      (58,494,007)      (3,497,254)     (50,162,074)
                                                 ----------     -------------       ----------    -------------
Net decrease - Class C ......................    (3,643,462)      (46,255,285)      (1,026,827)     (15,107,299)
                                                 ----------     -------------       ----------    -------------
CLASS D SHARES
Sold ........................................        59,512           750,594          313,344        4,728,000
Reinvestment of dividends and distributions .        21,209           250,798           25,143          338,834
Redeemed ....................................      (120,538)       (1,497,092)        (218,586)      (3,284,067)
                                                 ----------     -------------       ----------    -------------
Net increase (decrease) - Class D ...........       (39,817)         (495,700)         119,901        1,782,767
                                                 ----------     -------------       ----------    -------------
Net decrease in Fund ........................    (5,962,158)    $ (75,550,888)        (630,296)   $  (8,199,933)
                                                 ==========     =============       ==========    =============

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                          FOR THE PERIOD
                                                                FOR THE YEAR ENDED JANUARY 31             JULY 28, 1997*
                                                         ---------------------------------------------        THROUGH
                                                            2001             2000            1999        JANUARY 31, 1998
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................   $13.11           $15.01          $14.68            $14.69
                                                           ------           ------          ------            ------
Income (loss) from investment operations:
 Net investment income .................................     0.37             0.41            0.36              0.21
 Net realized and unrealized gain (loss) ...............     0.87            (0.59)           2.01              0.50
                                                           ------           ------          ------            ------
Total income (loss) from investment operations .........     1.24            (0.18)           2.37              0.71
                                                           ------           ------          ------            ------
Less dividends and distributions from:
 Net investment income .................................    (0.38)           (0.40)          (0.39)            (0.21)
 Net realized gain .....................................    (0.68)           (1.32)          (1.65)            (0.51)
                                                           ------           ------          ------            ------
Total dividends and distributions ......................    (1.06)           (1.72)          (2.04)            (0.72)
                                                           ------           ------          ------            ------
Net asset value, end of period .........................   $13.29           $13.11          $15.01            $14.68
                                                           ======           ======          ======            ======
TOTAL RETURN+ ..........................................    10.65%           (1.35)%         17.02%             4.77%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................     1.03%(3)         1.04 %(3)       1.06%(3)          1.12%(2)
Net investment income ..................................     2.95%(3)         2.81 %(3)       2.62%(3)          2.84%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $7,440           $6,308          $3,670              $343
Portfolio turnover rate ................................       33%              48 %            49%               28%

-------------
 * The date the shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS, continued

                                                                                                          FOR THE PERIOD
                                                                  FOR THE YEAR ENDED JANUARY 31           JULY 28, 1997*
                                                         ---------------------------------------------        THROUGH
                                                             2001             2000            1999       JANUARY 31, 1998
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $13.09           $14.99          $14.67           $14.69
                                                            ------           ------          ------           ------
Income (loss) from investment operations:
 Net investment income .................................      0.27             0.30            0.21             0.16
 Net realized and unrealized gain (loss) ...............      0.88            (0.60)           2.03             0.49
                                                            ------           ------          ------           ------
Total income (loss) from investment operations .........      1.15            (0.30)           2.24             0.65
                                                            ------           ------          ------           ------
Less dividends and distributions from:
 Net investment income .................................     (0.28)           (0.28)          (0.27)           (0.16)
 Net realized gain .....................................     (0.68)           (1.32)          (1.65)           (0.51)
                                                            ------           ------          ------           ------
Total dividends and distributions ......................     (0.96)           (1.60)          (1.92)           (0.67)
                                                            ------           ------          ------           ------
Net asset value, end of period .........................    $13.28           $13.09          $14.99           $14.67
                                                            ======           ======          ======           ======
TOTAL RETURN+ ..........................................      9.83%           (2.15)%         16.09%            4.38%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................      1.83%(3)         1.80 %(3)       1.81%(3)         1.86%(2)
Net investment income ..................................      2.15%(3)         2.05 %(3)       1.87%(3)         2.14%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $57,490          $87,554         $99,666          $71,900
Portfolio turnover rate ................................        33%              48 %            49%              28%

--------------
 * The date the shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class C to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS, continued


                                                                            FOR THE YEAR ENDED JANUARY 31
                                                  -------------------------------------------------------------------------------
                                                      2001++           2000++          1999++          1998*++          1997
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............     $13.09          $14.99           $14.66          $13.01          $11.92
                                                      ------          ------           ------          ------          ------
Income (loss) from investment operations:
 Net investment income ..........................       0.27            0.30             0.22            0.32            0.25
 Net realized and unrealized gain (loss) ........       0.88           (0.60)            2.04            2.23            1.33
                                                      ------          ------           ------          ------          ------
Total income (loss) from investment operations ..       1.15           (0.30)            2.26            2.55            1.58
                                                      ------          ------           ------          ------          ------
Less dividends and distributions from:
 Net investment income ..........................      (0.28)          (0.28)           (0.28)          (0.30)          (0.27)
 Net realized gain ..............................      (0.68)          (1.32)           (1.65)          (0.60)          (0.22)
                                                      ------          ------           ------          ------          ------
Total dividends and distributions ...............      (0.96)          (1.60)           (1.93)          (0.90)          (0.49)
                                                      ------          ------           ------          ------          ------
Net asset value, end of period ..................     $13.28          $13.09           $14.99          $14.66          $13.01
                                                      ======          ======           ======          ======          ======
TOTAL RETURN+ ...................................       9.86%          (2.14)%          16.23%          19.82%          13.44%
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................       1.80%(2)        1.79 %(2)        1.80%(2)        1.87%           1.92%(1)
Net investment income ...........................       2.18%(2)        2.06 %(2)        1.88%(2)        2.18%           2.31%(1)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........   $117,927        $163,953         $203,132        $110,909        $119,416
Portfolio turnover rate .........................         33%             48 %             49%             28%             16%

--------------
 * Prior to July 28, 1997, the fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were acquired in exchange for shares of Funds for which Morgan Stanley Dean Witter Advisors Inc. serves as Investment Manager ("Morgan Stanley Dean Witter Funds") offered with either a front-end sales charge or a contingent deferred sales charge ("CDSC") and shares acquired through reinvestment of dividends and distributions thereon, have been designated Class C shares. Shares held prior to July 28, 1997 which were acquired in exchange for shares of a Morgan Stanley Dean Witter Fund sold with a front-end sales charge, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class A shares and shares held prior to July 28, 1997 which were acquired in exchange for shares of a Morgan Stanley Dean Witter
      Fund sold with a CDSC, including shares acquired through reinvestment of dividends and distributions thereon, have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 1.95% and 2.28%, respectively, for the year ended January 31, 1997.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
FINANCIAL HIGHLIGHTS, continued


                                                                                                               FOR THE PERIOD
                                                                     FOR THE YEAR ENDED JANUARY 31             JULY 28, 1997*
                                                             ---------------------------------------------         THROUGH
                                                                2001            2000           1999           JANUARY 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................       $13.10          $15.01         $14.68               $14.69
                                                               ------          ------         ------               ------
Income (loss) from investment operations:
 Net investment income .................................         0.39            0.44           0.37                 0.24
 Net realized and unrealized gain (loss) ...............         0.88           (0.60)          2.03                 0.48
                                                               ------          ------         ------               ------
Total income (loss) from investment operations .........         1.27           (0.16)          2.40                 0.72
                                                               ------          ------         ------               ------
Less dividends and distributions from:
 Net investment income .................................        (0.41)          (0.43)         (0.42)               (0.22)
 Net realized gain .....................................        (0.68)          (1.32)         (1.65)               (0.51)
                                                               ------          ------         ------               ------
Total dividends and distributions ......................        (1.09)          (1.75)         (2.07)               (0.73)
                                                               ------          ------         ------               ------
Net asset value, end of period .........................       $13.28          $13.10         $15.01               $14.68
                                                               ======          ======         ======               ======
TOTAL RETURN+ ..........................................        10.93%          (1.20)%        17.28%                4.88%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................         0.83%(3)        0.80 %(3)      0.81%(3)             0.86%(2)
Net investment income ..................................         3.15%(3)        3.05 %(3)      2.87%(3)             3.08%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................       $2,702          $3,188         $1,853                  $16
Portfolio turnover rate ................................           33%             48 %           49%                  28%

--------------
*     The date the shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER BALANCED GROWTH FUND:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Balanced Growth Fund (the "Fund"), including the portfolio of investments, as of January 31, 2001, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended January 31, 2000 and the financial highlights for each of the respective stated periods ended January 31, 2000 were audited by other independent accountants whose report, dated March 13, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Balanced Growth Fund as of January 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
March 6, 2001

                      2001 FEDERAL TAX NOTICE (unaudited)

      During the fiscal year ended January 31, 2001, the Fund paid to its shareholders $0.54 per share from long-term capital gains. For such period, 62.36% of the income dividends paid qualified for the dividends received deduction available to corporations.

      Of the Fund's ordinary income dividends paid during the fiscal year, 14.03% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY
DEAN WITTER
BALANCED
GROWTH FUND


[GRAPHIC OMITTED]


ANNUAL REPORT
January 31, 2001